UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

As previously reported, on September 30, 2024, Lesaka Technologies, Inc. ("Lesaka"), through Lesaka Technologies Proprietary Limited ("Lesaka SA"), entered into an Facility Letter (the "F2024 Facility Letter") with FirstRand Bank Limited (acting through its Rand Merchant Bank division) ("RMB") to provided Lesaka SA a ZAR 665.0 million funding facility (the "Facility").

On December 9, 2024, the USD/ZAR exchange rate was $1: ZAR 17.88.

On December 10, 2024, Lesaka SA and RMB entered into a First Addendum to the Facility Letter (the "F2024 Addendum Letter"). The F2024 Addendum Letter provides Lesaka SA with an additional ZAR 250.0 million general banking facility ("GBF Facility") which may be used for general corporate purposes. The F2024 Addendum Letter also extends the repayment date for the Facility from December 13, 2024 to February 28, 2025.

Interest on the GBF Facility is calculated as the South Africa Prime Rate + 1.80%. The South Africa Prime Rate is currently 11.25%. The GBF Facility is unsecured and available through February 28, 2025.

The foregoing descriptions of the F2024 Addendum Letter contained herein does not purport to be complete and is qualified in its entirety by reference to the F2024 Addendum Letter, which is attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Form 8-K is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Addendum to the Facility Letter dated December 10, 2024 between Lesaka Technologies (Proprietary) Limited and FirstRand Bank Limited (acting through its Rand Merchant Bank division)
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: December 10, 2024	By:	/s/ Dan L. Smith
	Name:	Dan L. Smith
	Title:	Group Chief Financial Officer